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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                         Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2010 through September 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

Pioneer High
Income Trust


--------------------------------------------------------------------------------
Semiannual Report | September 30, 2010
--------------------------------------------------------------------------------


Ticker Symbol:    PHT



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                          2
Portfolio Management Discussion                4
Portfolio Summary                              8
Prices and Distributions                       9
Performance Update                            10
Schedule of Investments                       11
Financial Statements                          35
Notes to Financial Statements                 40
Trustees, Officers and Service Providers      51


                   Pioneer High Income Trust | Semiannual Report | 9/30/10     1

President's Letter

Dear Shareowner,

Through the first nine months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first nine months of 2010. While the equity markets barely budged, equities at the end of September 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer High Income Trust | Semiannual Report | 9/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer High Income Trust | Semiannual Report | 9/30/10     3

Portfolio Management Discussion | 9/30/10

The six months ended September 30, 2010, was a period when investor confidence was sometimes shaken by signs of some slowing in the pace of economic progress in the United States and China, and evidence of debt problems in some European nations. Overall sentiment remained positive, however, and investors continued to seek out greater income during a time when government securities offered very low yields. In the following interview, Andrew Feltus discusses the factors that influenced the performance of Pioneer High Income Trust over the six months ended September 30, 2010. Mr. Feltus is a member of Pioneer's fixed-income team, which is responsible for the daily management of the Trust.

Q How did Pioneer High Income Trust perform during the six months ended September 30, 2010?

A Pioneer High Income Trust produced a total return of 8.01% at net asset value and 10.86% at market price during the six months ended September 30, 2010, with shares of the Trust selling at a 19.3% premium to net asset value at the end of the period. During the same six-month period, the Trust's benchmark, the Bank of America/Merrill Lynch High Yield Master II Index (BOFA ML Index), returned 6.62%. Unlike the Trust, the BofA ML Index is not leveraged. On September 30, 2010, the 30-day SEC yield on the Trust's shares was 10.06%.

Q What were the principal factors that influenced the Trust's performance during the six months ended September 30, 2010?

A Investor fears about the resilience of the economic recovery began to grow early in the period. First, concerns arose because of new disclosures about the debt problems for Greece. Those concerns abated, however, when the European Union acted, offering new loan guarantees for the troubled nations. As the European debt situation appeared to stabilize, new worries arose about the global economic rebound, as evidence pointed to slowing growth trends in both the United States and China. Those worries added to market volatility during the summer months.

   Confidence began returning, however, on new evidence that the economic recovery was persisting, although at an often slower pace than had been expected. High-yield corporate bonds and other credit-sensitive securities rallied in the late summer on news that the U.S. Federal Reserve Board (the
   Fed) was prepared to initiate a second round of monetary easing through quantitative action intended to increase financial liquidity in the capital markets.


4     Pioneer High Income Trust | Semiannual Report | 9/30/10

   Over the six months ended September 30, 2010, the better-quality tiers of the high-yield market (especially BB-rated securities) outperformed lower-quality debt, such as C-rated securities. The rally received impetus as many institutional investors, such as mutual funds and insurance companies, reduced their positions in very high-quality, low-yielding sectors and sought the better yields offered by the higher-quality segments of the high-yield universe. Meanwhile, the overall credit quality of high-yield bonds appeared sound by historical standards. It appeared that the high-yield default rate for 2010 would be just 1%, the lowest rate since the 1970s.

   In that environment, the Trust's overweight positions in bonds of companies in economically sensitive groups, such as basic industries and capital goods, helped the Trust's performance significantly, as we were able to take advantage of Pioneer's strength in fundamental security-by-security analysis. The Trust's security selection was very successful over the six-month period, with holdings in the Trust's portfolio outperforming the high-yield market, generally. The Trust also held no securities that defaulted during the six months ended September 30, 2010.

   The Trust's performance also received a boost by its use of leverage. At the end of the six-month period, 28.3% of the Trust's total investment portfolio was leveraged. While the Trust's leverage rate was lower than it was at the start of the six-month period (as of April 1, 2010) the decline was principally the result of appreciation in the value of the Trust's invested assets.

Q What were your principal investment strategies for the Trust over the six months ended September 30, 2010?

A Our investments for the Trust focused on domestic high-yield corporate bonds throughout the six months ended September 30, 2010, with special emphasis on basic industries. At the end of the period, 66.3% of the Trust's total investment portfolio was in U.S. high-yield bonds, with another 9.5% of the Trust's total investment portfolio invested in domestic investment-grade debt. The Trust had some exposure to emerging market debt and international high-yield bonds, which together accounted for 17.6% of its total investment portfolio, but our primary focus remained on domestic high-yield securities.

Q What investments had a particularly noteworthy impact on the Trust's performance during the six months ended September 30, 2010?

A The Trust owned a number of excellent high-yield bond performers, including the securities of several companies that were acquired by other corporations and whose debt was retired at a profit to the Trust. The companies included:
   Cellu Tissue, a paper products corporation; L1 Identity Solutions, a technology corporation; and Mariner Energy, an oil and gas exploration and production company. Other solid performers in the Trust's portfolio


                   Pioneer High Income Trust | Semiannual Report | 9/30/10     5
   included Teck Resources, a mining company, and Univision, the Spanish-language broadcast network.

   Poorer performers in the Trust's portfolio included: Sitel, an operator of call centers that had disappointing growth; Greek dairy company Fage, whose securities suffered as an indirect victim of Greece's national debt problems; and Appleton Papers, a paper and pulp company that announced disappointing earnings results. The Trust's small position in convertible securities also was not helpful during the six-month period, as the group underperformed, despite their generally high yields and low prices. At the end of the period, 5.5% of the Trust's total investment portfolio was invested in convertibles.

Q  What is your investment outlook?

A The economy appears to be continuing to grow, although the pace of the expansion clearly has slowed from the period of faster growth we saw in late 2009 and early 2010. While corporate profits are strong and seem to be improving, corporations appear reluctant to take on new investment projects, in part because of uncertainties over government regulatory and tax policies.

   High-yield bonds continue to appear attractive and we think that default rates may remain low by historical standards. The spreads, or yield advantages, of high-yield bonds compared with Treasuries appear near long-term averages. While we anticipate that Treasury interest rates eventually will start rising, we think the spreads offered by high-yield bonds should continue to make them attractive investments, even as Treasury rates rise.


Please refer to the Schedule of Investments on pages 11-34 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.


When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile


6     Pioneer High Income Trust | Semiannual Report | 9/30/10
than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.


                   Pioneer High Income Trust | Semiannual Report | 9/30/10     7

Portfolio Summary | 9/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

Corporate Bonds & Notes                                  73.7%
Temporary Cash Investments                                8.7%
Convertible Bonds                                         5.0%
Municipal Bonds                                           3.8%
Floating Rate Loan Interests                              2.1%
Common Stock                                              2.2%
Asset Backed Securities                                   1.9%
Collateralized Mortgage Obligations                       1.0%
Sovereign Debt Obligations                                0.7%
Convertible Preferred Stock                               0.5%
Municipal Collateralized  Debt Obligations                0.4%


Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[The following data was represented as a pie chart in the printed material]

0-1 Year                                                 12.0%
1-3 Years                                                33.3%
3-4 Years                                                23.7%
4-6 Years                                                24.5%
6-8 Years                                                 1.5%
8+ Years                                                  5.0%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.    Xerox Capital Trust I, 8.0%, 2/1/27                              2.37%
 2.    NCO Group, Inc., 11.875%, 11/15/14                               1.56
 3.    Cricket Communications, Inc., 9.375%, 11/1/14                    1.31
 4.    Cia Brasileira de Bebida, 10.5%, 12/15/11                        1.28
 5.    Southern States Cooperative Inc., 11.25%, 5/15/15 (144A)         1.18
 6.    Allmerica Financial Corp., 7.625%, 10/15/25                      1.10
 7.    Charlotte Special Facilities Refunding Revenue, 5.6%, 7/1/27     1.09
 8.    Kabel Deutschland GMBH, 10.75%, 7/1/14                           1.06
 9.    Univision Communications, Inc., 9.75%, 3/15/15 (144A)            1.01
10.    Sally Holdings LLC, 10.5%, 11/15/16                              1.00

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer High Income Trust | Semiannual Report | 9/30/10

Prices and Distributions | 9/30/10

Market Value per Common Share
--------------------------------------------------------------------------------

----------------------------------------
             9/30/10         3/31/10
----------------------------------------
            $ 16.12          $ 15.38
----------------------------------------


Net Asset Value per Common Share
--------------------------------------------------------------------------------

----------------------------------------
             9/30/10         3/31/10
----------------------------------------
            $ 13.51         $ 13.23
----------------------------------------


Distributions per Common Share
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
                        Net
                     Investment       Short-Term        Long-Term
                       Income        Capital Gains     Capital Gains
-------------------------------------------------------------------------
   4/1/10-9/30/10     $ 0.825        $ --              $ --
-------------------------------------------------------------------------


                   Pioneer High Income Trust | Semiannual Report | 9/30/10     9

Performance Update | 9/30/10

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust, compared to that of the Bank of America Merrill Lynch High Yield Master II Index.


Cumulative Total Returns
(As of September 30, 2010)
-------------------------------------------------------------
                             Net Asset       Market
Period                       Value           Price
-------------------------------------------------------------
Life-of-Trust
(4/26/02)                    167.22%         204.61%
5 Years                       62.22           90.50
1 Year                        28.30           34.15
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                Bank of
                                America
                             Merrill Lynch
                  Pioneer     High Yield
                High Income    Master II
                   Trust         Index
4/02              10,000         10,000
9/02               9,072          8,879
                  11,973         11,481
9/04              14,398         12,899
                  15,990         13,763
9/06              19,334         14,855
                  20,190         16,004
9/08              14,462         14,141
                  22,706         17,302
9/10              30,461         20,506


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value (NAV), due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

Index comparison begins April 30, 2002. The Bank of America Merrill Lynch High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index is not leveraged. It is not possible to invest directly in the Index.


10     Pioneer High Income Trust | Semiannual Report | 9/30/10

Schedule of Investments | 9/30/10 (unaudited)


----------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 2.8% of Net Assets
                               TRANSPORTATION -- 0.1%
                               Airlines -- 0.1%
  248,016               B/B1   Continental Airlines, Inc., Series B, 8.499%, 11/1/12   $     256,076
                                                                                       -------------
                               Total Transportation                                    $     256,076
----------------------------------------------------------------------------------------------------
                               BANKS -- 1.1%
                               Thrifts & Mortgage Finance -- 1.1%
  502,921(a)          AA/Aa2   ACE Securities Corp., 0.696%, 4/25/35                   $     490,915
  531,442(a)         AA+/Aa1   ACE Securities Corp., 0.846%, 12/25/34                        396,509
  374,335(a)          B-/Ba1   Amortizing Residential Collateral Trust,
                               1.521%, 1/25/32                                               152,971
1,004,759(a)          BB/Ba3   Aviation Capital Group Trust, 0.71%,
                               11/15/25 (144A)                                               592,808
  280,000(a)        CCC/Baa2   Bear Stearns Asset Backed Securities Trust,
                               0.696%, 1/25/47                                               113,536
  624,795             B/Caa1   Citigroup Mortgage Loan Trust, Inc., 0.366%, 2/25/37          489,714
  197,930(a)        AAA/Caa2   FBR Securitization Trust, 0.596%, 10/25/35                    123,913
  965,000(a)          BBB/B2   Home Equity Asset Trust, 0.356%, 3/25/37                      802,793
  525,842(a)        BB-/Caa2   Morgan Stanley Capital, Inc., 0.356%, 2/25/37                 489,714
  365,671(a)          B-/Ba2   Residential Asset Securities Corp., 0.476%, 1/25/36           330,279
                                                                                       -------------
                               Total Banks                                             $   3,983,152
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.5%
                               Other Diversified Financial Services -- 0.3%
1,902,372(a)         B-/Caa1   Aircraft Finance Trust, 0.71%, 5/15/24 (144A)           $     913,139
  145,462(a)          B-/Ba3   Aircraft Finance Trust, 0.73%, 5/15/24 (144A)                 119,279
                                                                                       -------------
                                                                                       $   1,032,418
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.2%
  850,000          BBB-/Baa3   Dominos Pizza Master Issuer LLC, 5.261%,
                               4/25/37 (144A)                                          $     850,000
                                                                                       -------------
                               Total Diversified Financials                            $   1,882,418
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.0%
                               Aluminum -- 0.0%
  250,000(a)           NR/NR   Security National Mortgage Loan Trust, 6.55%,
                               4/25/37 (144A)                                          $     187,813
                                                                                       -------------
                               Total Materials                                         $     187,813
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.2%
                               Mortgage Real Estate Investment Trust -- 0.2%
  600,000              NR/NR   Real Estate Asset Trust, 10.0%, 9/25/40 (144A)          $     600,000
                                                                                       -------------
                               Total Real Estate                                       $     600,000
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     11

---------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                UTILITIES -- 0.9%
                                Multi-Utilities -- 0.9%
3,738,605              NR/NR    Ormat Funding Corp., 8.25%, 12/30/20                  $   3,490,923
                                                                                      -------------
                                Total Utilities                                       $   3,490,923
---------------------------------------------------------------------------------------------------
                                TOTAL ASSET BACKED SECURITIES
                                (Cost $9,895,191)                                     $  10,400,382
---------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
                                of Net Assets
                                CONSUMER SERVICES -- 0.4%
                                Restaurants -- 0.4%
  300,000           BB+/Baa3    DB Master Finance LLC, 5.779%, 6/20/31 (144A)         $     301,788
1,245,000            BB-/Ba3    DB Master Finance LLC, 8.285%, 6/20/31 (144A)             1,227,582
                                                                                      -------------
                                Total Consumer Services                               $   1,529,370
---------------------------------------------------------------------------------------------------
                                BANKS -- 1.0%
                                Thrifts & Mortgage Finance -- 1.0%
  835,000(a)            A/B3    Carrington Mortgage Loan Trust, 0.346%, 10/25/36      $     631,720
  465,473(a)         AA+/Ba3    Carrington Mortgage Loan Trust, 0.366%, 2/25/37             434,018
1,504,000(a)       BBB+/Caa2    Carrington Mortgage Loan Trust, 0.446%, 2/25/37             868,522
  380,907(a)         CCC/Ba2    Countrywide Alternative Loan Trust,
                                0.576%, 10/25/35                                            222,137
  440,779(a)          B/Baa3    Countrywide Alternative Loan Trust, 0.596%, 9/25/35         255,498
  270,469(a)         CCC/Ba1    Countrywide Home Loan Mortgage Pass Through Trust,
                                0.606%, 3/25/35                                              89,761
  361,534(a)           B+/B1    JPMorgan Mortgage Trust, 4.954%, 11/25/35                   348,043
1,014,047(a)            D/Ca    Luminent Mortgage Trust, 0.506%, 7/25/36                     70,535
  370,996(a)       BBB-/Baa1    Structured Asset Mortgage Investments, Inc.,
                                0.556%, 9/25/45                                             243,000
  832,253(a)         AAA/Aa1    WaMu Mortgage Pass Through Certificates,
                                0.476%, 4/25/45                                             685,509
                                                                                      -------------
                                Total Banks                                           $   3,848,743
---------------------------------------------------------------------------------------------------
                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                (Cost $6,360,506)                                     $   5,378,113
---------------------------------------------------------------------------------------------------
                                CORPORATE BONDS & NOTES -- 108.7%
                                of Net Assets
                                ENERGY -- 12.3%
                                Coal & Consumable Fuels -- 1.1%
1,350,000(b)          BB/Ba3    Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)        $   1,447,875
2,329,000             BB-/B1    Drummond Co., Inc., 9.0%, 10/15/14 (144A)                 2,460,006
  316,000            B+/Caa1    Murray Energy Corp., 10.25%, 10/15/15 (144A)                327,850
                                                                                      -------------
                                                                                      $   4,235,731
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12     Pioneer High Income Trust | Semiannual Report | 9/30/10

--------------------------------------------------------------------------------------------------------
Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------------
                                       Oil & Gas Drilling -- 1.7%
    2,982,936                 NR/NR    DDI Holding AS, 9.3%, 1/19/12 (144A)                $   2,990,393
      500,000                 B-/B2    Hercules Offshore, Inc., 10.5%, 10/15/17 (144A)           415,000
    1,085,000                  A/A3    Offshore Group Investments Ltd., 11.5%,
                                       8/1/15 (144A)                                           1,139,250
    1,900,000                  B/B3    Pioneer Drilling Co., 9.875%, 3/15/18 (144A)            1,942,750
                                                                                           -------------
                                                                                           $   6,487,393
--------------------------------------------------------------------------------------------------------
                                       Oil & Gas Equipment & Services -- 3.4%
    4,500,000                 B+/B1    American Petroleum Tankers LLC, 10.25%,
                                       5/1/15 (144A)                                       $   4,601,250
    3,000,000                 B-/B3    Aquilex Holdings LLC, 11.125%, 12/15/16                 2,970,000
      600,000(a)(c)           NR/NR    DP Producer AS, 0.0%, 12/5/11 (144A)                        6,000
    1,515,000                 B+/B2    Expro Finance Luxembourg SCA, 8.5%,
                                       12/15/16 (144A)                                         1,443,038
      238,581(c)              NR/NR    Nexus 1 Pte, Ltd., 10.5%, 3/7/12 (144A)                       239
NOK 4,600,000(c)              NR/NR    Petrojack AS, 11.0%, 4/19/10                               86,404
      385,386(a)(c)           NR/NR    PetroProd, Ltd., 0.0%, 1/12/12 (144A)                         385
    4,500,000                 NR/NR    Sevan Marine ASA, 13.25%, 8/10/15                         799,153
      800,000                  A/A3    Sevan Marine ASA, 12.0%, 8/10/15 (144A)                   836,000
      400,000(a)              NR/NR    Sevan Marine ASA, 3.524%, 5/14/13 (144A)                  342,000
    1,806,000                 NR/NR    Skeie Drilling & Production ASA, 11.25%, 3/8/13         1,900,815
                                                                                           -------------
                                                                                           $  12,985,284
--------------------------------------------------------------------------------------------------------
                                       Oil & Gas Exploration & Production -- 4.4%
      775,000                BB-/B2    Berry Petroleum Co., 10.25%, 6/1/14                 $     873,813
      390,000                 BB/B1    Denbury Resources, Inc., 9.75%, 3/1/16                    437,775
    1,750,000                BB-/B2    Hilcorp Energy I LP, 9.0%, 6/1/16 (144A)                1,815,625
    1,045,000                  B/B3    Mariner Energy, Inc., 11.75%, 6/30/16                   1,199,138
    2,020,000                 B+/B3    Mariner Energy, Inc., 11.75%, 6/30/16                   2,540,150
NOK 2,550,000                 NR/NR    Norse Energy Corp. ASA, 10.0%, 7/13/10                    439,790
    2,125,000                 NR/NR    Norse Energy Corp. ASA, 6.5%, 7/14/11                   1,806,250
    1,497,000                 NR/NR    Norse Energy Corp. ASA, 6.5%, 7/14/11 (144A)            1,541,910
NOK 5,000,000                 NR/NR    Norwegian Energy Co. AS, 12.9%, 11/20/14                  892,217
    3,660,000                 B-/B3    Quicksilver Resources, Inc., 7.125%, 4/1/16             3,614,250
    1,250,000(d)              B+/B3    SandRidge Energy, Inc., 8.625%, 4/1/15                  1,250,000
                                                                                           -------------
                                                                                           $  16,410,918
--------------------------------------------------------------------------------------------------------
                                       Oil & Gas Refining & Marketing -- 1.0%
    1,000,000                BB-/B3    Coffeyville Resources LLC, 10.875%, 4/1/17 (144A)   $   1,055,000
      175,000                  B/B2    Petroplus Finance, Ltd., 7.0%, 5/1/17 (144A)              152,250
    2,215,000(b)            BB+/Ba1    Tesoro Corp., 9.75%, 6/1/19                             2,436,500
                                                                                           -------------
                                                                                           $   3,643,750
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     13

-----------------------------------------------------------------------------------------------------------
Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                          Value
-----------------------------------------------------------------------------------------------------------
                                       Oil & Gas Storage & Transportation -- 0.7%
      350,000(a)             BB/Ba1    Enterprise Products Operating LLC, 8.375%, 8/1/66      $     365,313
    2,394,000(a)             BB/Ba1    Southern Union Co., 7.2%, 11/1/66                          2,160,585
                                                                                              -------------
                                                                                              $   2,525,898
                                                                                              -------------
                                       Total Energy                                           $  46,288,974
-----------------------------------------------------------------------------------------------------------
                                       MATERIALS -- 18.0%
                                       Aluminum -- 0.2%
    1,200,000(c)              NR/WR    Asia Aluminum Holdings, Ltd., 8.0%,
                                       12/23/11 (144A)                                        $     181,500
      773,279(a)(d)         CCC+/B3    Noranda Aluminum Acquisition Corp.,
                                       5.274%, 5/15/15                                              643,755
                                                                                              -------------
                                                                                              $     825,255
-----------------------------------------------------------------------------------------------------------
                                       Commodity Chemicals -- 2.2%
    3,250,000                  C/WR    Basell Finance Co., 8.1%, 3/15/27 (144A)               $   3,014,375
      480,000               BB-/Ba3    Invista, 9.25%, 5/1/12 (144A)                                486,000
    4,500,000              BBB-/Ba1    Methanex Corp., 8.75%, 8/15/12                             4,770,000
                                                                                              -------------
                                                                                              $   8,270,375
-----------------------------------------------------------------------------------------------------------
                                       Diversified Chemicals -- 0.7%
EURO  350,000              CCC/Caa3    Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)       $     400,176
    2,625,000(b)           CCC/Caa3    Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)             2,221,406
                                                                                              -------------
                                                                                              $   2,621,582
-----------------------------------------------------------------------------------------------------------
                                       Diversified Metals & Mining -- 2.6%
    1,391,615(d)              NR/NR    Blaze Recycling & Metals LLC, 13.0%, 7/16/12           $   1,148,083
    2,890,000                  B/B2    FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)             3,558,313
    4,070,000              BBB/Baa3    Teck Resources, Ltd., 10.25%, 5/15/16                      4,945,050
                                                                                              -------------
                                                                                              $   9,651,446
-----------------------------------------------------------------------------------------------------------
                                       Materials -- 1.3%
    5,690,000               CCC+/B3    AGY Holding Corp., 11.0%, 11/15/14                     $   4,864,950
-----------------------------------------------------------------------------------------------------------
                                       Metal & Glass Containers -- 1.1%
    2,500,000               CCC+/B2    AEP Industries, Inc., 7.875%, 3/15/13                  $   2,525,000
    1,450,000                 B-/B3    BWAY Holdings Co., 10.0%, 6/15/18 (144A)                   1,569,625
                                                                                              -------------
                                                                                              $   4,094,625
-----------------------------------------------------------------------------------------------------------
                                       Paper Packaging -- 3.6%
    2,000,000              CCC/Caa1    Berry Plastics Corp., 9.5%, 5/15/18                    $   1,880,000
    2,225,838(e)              NR/NR    Corp Durango SAB de CV, 6.0%, 8/27/16                      1,908,656
    2,795,000             CCC+/Caa1    Graham Packaging Co., 9.875%, 10/15/14                     2,899,813
    4,796,000(b)               B/B3    Graphic Packaging International, Inc., 9.5%, 8/15/13       4,897,915
    2,250,000                AAA/B3    U.S. Corrugated, Inc., 10.0%, 6/1/13                       2,025,000
                                                                                              -------------
                                                                                              $  13,611,384
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer High Income Trust | Semiannual Report | 9/30/10

----------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------
                                Paper Products -- 3.1%
2,136,000              NR/B1    ABI Escrow Corp., 10.25%, 10/15/18 (144A)              $   2,173,380
2,000,000(b)           B+/B1    Appleton Papers, Inc., 10.5%, 6/15/15 (144A)               1,875,000
  645,000              B+/B1    Cellu Tissue Holdings, Inc., 11.5%, 6/1/14                   757,875
  405,000             BB/Ba3    Clearwater Paper Corp., 10.625%, 6/15/16                     455,625
1,550,000               A/A3    Exopack Holdings Corp., 11.25%, 2/1/14 (144A)              1,584,875
4,607,000               B/B3    Exopack Holdings Corp., 11.25%, 2/1/14                     4,710,658
                                                                                       -------------
                                                                                       $  11,557,413
----------------------------------------------------------------------------------------------------
                                Specialty Chemicals -- 1.0%
  575,000               B/B1    Vertellus Specialities, Inc., 9.375%, 10/1/15 (144A)   $     596,563
3,000,000(b)       CCC+/Caa1    Hexion U.S. Finance Corp., 9.75%, 11/15/14                 3,120,000
                                                                                       -------------
                                                                                       $   3,716,563
----------------------------------------------------------------------------------------------------
                                Steel -- 2.2%
4,660,000          CCC+/Caa2    Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)       $   4,153,225
2,400,000            BB+/Ba1    CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)             2,813,520
1,250,000               B/B3    Severstal Columbus LLC, 10.25%, 2/15/18 (144A)             1,312,500
                                                                                       -------------
                                                                                       $   8,279,245
                                                                                       -------------
                                Total Materials                                        $  67,492,838
----------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 9.6%
                                Aerospace & Defense -- 2.5%
3,600,000              B-/B3    Aeroflex, Inc., 11.75%, 2/15/15                        $   3,888,000
1,465,000             BB/Ba3    BE Aerospace, Inc., 8.5%, 7/1/18                           1,596,849
  620,000            BB+/Ba2    Bombardier, Inc., 8.0%, 11/15/14 (144A)                      647,125
  570,000             BB/Ba3    Digitalglobe, Inc., 10.5%, 5/1/14                            634,125
1,984,000               B/B1    DynCorp International, Inc., 10.375%, 7/1/17 (144A)        1,974,080
  295,000               B/B1    GeoEye, Inc., 9.625%, 10/1/15                                321,919
                                                                                       -------------
                                                                                       $   9,062,098
----------------------------------------------------------------------------------------------------
                                Building Products -- 0.9%
1,935,000(c)           CC/WR    Industrias Unidas SA de CV, 11.5%,
                                11/15/16 (144A)                                        $   1,456,088
1,790,000              B-/B3    Intcomex, Inc., 13.25%, 12/15/14 (144A)                    1,897,400
                                                                                       -------------
                                                                                       $   3,353,488
----------------------------------------------------------------------------------------------------
                                Construction & Engineering -- 0.3%
1,375,000            B+/Caa1    New Enterprise Stone & Lime Co., 11.0%,
                                9/1/18 (144A)                                          $   1,285,625
----------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery & Heavy Trucks -- 1.3%
  570,000            B+/Caa1    American Railcar Industries, Inc., 7.5%, 3/1/14        $     571,425
3,250,000           CCC/Caa3    Commercial Vehicle Group, Inc., 8.0%, 7/1/13               2,795,000
  383,000           CCC/Caa2    Greenbrier Cos, Inc., 8.375%, 5/15/15                        371,510
  774,000(b)        BB-/Caa1    Manitowoc Co., Inc., 9.5%, 2/15/18                           808,830
  275,000              B-/B2    Titan International, Inc., 8.0%, 1/15/12                     295,625
                                                                                       -------------
                                                                                       $   4,842,390
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     15

----------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                 Value
----------------------------------------------------------------------------------------------------------
                                            Electrical Components & Equipment -- 0.5%
      2,000,000                     B/B3    Wireco Worldgroup, 9.5%, 5/15/17 (144A)          $   2,055,000
----------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 1.0%
      3,180,000(c)                  D/WR    Indalex Holding Corp., 11.5%, 2/1/14             $      23,850
      3,889,000                CCC+/Caa1    Park-Ohio Industries, Inc., 8.375%, 11/15/14         3,791,774
                                                                                             -------------
                                                                                             $   3,815,624
----------------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 2.1%
      1,080,000                     B/B3    Liberty Tire Recycling, 11.0%, 10/1/16 (144A)    $   1,101,600
      5,170,000                  CCC+/B3    Mueller Water Products, Inc., 7.375%, 6/1/17         4,562,525
      2,440,000                    B+/NR    WPE International Cooperatief , 10.375%,
                                            9/30/20 (144A)                                       2,354,600
                                                                                             -------------
                                                                                             $   8,018,725
----------------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 1.0%
        500,000                     B/B3    Avis Budget Car Rental LLC, 9.625%, 3/15/18      $     528,750
      3,370,000                     B/B1    Wesco Distribution, Inc., 7.5%, 10/15/17             3,369,999
                                                                                             -------------
                                                                                             $   3,898,749
                                                                                             -------------
                                            Total Capital Goods                              $  36,331,699
----------------------------------------------------------------------------------------------------------
                                            COMMERCIAL & PROFESSIONAL SERVICES -- 5.0%
                                            Commercial Printing -- 0.7%
      2,560,000                     B/B2    Sheridan Acquisition Corp., 10.25%, 8/15/11      $   2,537,600
----------------------------------------------------------------------------------------------------------
                                            Diversified Support Services -- 1.0%
          4,450(f)                 NR/B3    MSX International UK, 12.5%, 4/1/12 (144A)       $   3,916,000
----------------------------------------------------------------------------------------------------------
                                            Environmental & Facilities Services -- 0.1%
      2,180,000(c)                 NR/WR    Aleris International, Inc., 10.0%, 12/15/16      $         981
        315,000                    B+/B2    Casella Waste Systems, Inc., 11.0%, 7/15/14            344,925
      1,275,000(a)(c)(g)           NR/NR    Ohio Air Quality Development Authority Revenue,
                                            7.29%, 6/8/22 (144A)                                   133,493
                                                                                             -------------
                                                                                             $     479,399
----------------------------------------------------------------------------------------------------------
                                            Office Services & Supplies -- 3.2%
     11,830,000                  BB/Baa3    Xerox Capital Trust I, 8.0%, 2/1/27              $  12,036,599
                                                                                             -------------
                                            Total Commercial & Professional Services         $  18,969,598
----------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 1.8%
                                            Air Freight & Logistics -- 1.2%
EURO    272,000                CCC-/Caa3    CEVA Group Plc, 10.0%, 12/1/16 (144A)            $     300,782
      3,351,000                 CCC/Caa1    CEVA Group Plc, 11.5%, 4/1/18 (144A)                 3,488,923
        720,000                 CCC/Caa1    CEVA Group Plc, 11.625%, 10/1/16 (144A)                759,600
                                                                                             -------------
                                                                                             $   4,549,305
----------------------------------------------------------------------------------------------------------
                                            Airlines -- 0.3%
        881,000                  BB-/Ba2    Delta Airlines, Inc., 9.5%, 9/15/14 (144A)       $     955,885
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer High Income Trust | Semiannual Report | 9/30/10

--------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------
                                Trucking -- 0.3%
1,430,000               B/B3    Syncreon Global Ireland Ltd., 9.5%, 5/1/18 (144A)    $   1,403,188
                                                                                     -------------
                                Total Transportation                                 $   6,908,378
--------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 4.7%
                                Auto Parts & Equipment -- 4.3%
1,250,000(b)       CCC+/Caa2    Allison Transmission, Inc., 11.0%, 11/1/15 (144A)    $   1,356,250
2,761,300          CCC+/Caa2    Allison Transmission, Inc., 11.25%, 11/1/15 (144A)       2,996,011
4,760,000           CCC/Caa1    Stanadyne Corp., 10.0%, 8/15/14                          4,498,200
1,500,000(e)       CCC-/Caa3    Stanadyne Corp., 12.0%, 2/15/15                          1,237,500
4,235,000(b)       CCC+/Caa1    Tenneco Automotive, Inc., 8.625%, 11/15/14               4,340,875
1,840,000(b)            B/B1    Tower Automotive Holdings USA LLC, 10.625%,
                                9/1/17 (144A)                                            1,858,400
                                                                                     -------------
                                                                                     $  16,287,236
--------------------------------------------------------------------------------------------------
                                Tires & Rubber -- 0.4%
1,165,000              B+/B1    Goodyear Tire & Rubber Co., 10.5%, 5/15/16           $   1,319,363
                                                                                     -------------
                                Total Automobiles & Components                       $  17,606,599
--------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 2.9%
                                Homebuilding -- 1.1%
1,095,000           CCC/Caa2    Beazer Homes USA, Inc., 9.125%, 6/15/18              $   1,025,194
3,060,000              B+/B1    Meritage Homes Corp., 6.25%, 3/15/15                     3,006,450
                                                                                     -------------
                                                                                     $   4,031,644
--------------------------------------------------------------------------------------------------
                                Housewares & Specialities -- 1.8%
1,435,000               B/B1    Jarden Corp., 7.5%, 5/1/17                           $   1,485,225
3,690,000(b)           B-/B3    Yankee Acquisition Corp., 8.5%, 2/15/15                  3,809,925
1,500,000          CCC+/Caa1    Yankee Acquisition Corp., 9.75%, 2/15/17                 1,560,000
                                                                                     -------------
                                                                                     $   6,855,150
                                                                                     -------------
                                Total Consumer Durables & Apparel                    $  10,886,794
--------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                Personal Products -- 0.3%
1,050,000              B-/NR    Revlon Consumer Products Corp., 9.75%, 11/15/15      $   1,102,500
                                                                                     -------------
                                Total Household & Personal Products                  $   1,102,500
--------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 2.1%
                                Casinos & Gaming -- 1.6%
1,650,000(c)           NR/WR    Buffalo Thunder Development Authority, 9.375%,
                                12/15/14 (144A)                                      $     429,000
  975,000              B+/B2    FireKeepers Development Authority, 13.875%,
                                5/1/15 (144A)                                            1,135,874
4,500,000(c)           NR/Ca    Little Traverse Bay Bands of Odawa Indians, 10.25%,
                                2/15/14 (144A)                                           1,507,500
1,375,000(c)           NR/WR    Mashantucket Western Pequot Tribe, 8.5%,
                                11/15/15 (144A)                                            206,250
  401,000               B/NR    Pinnacle Entertainment, Inc., 8.75%, 5/15/20               394,985

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     17

-------------------------------------------------------------------------------------------------------------
Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------------
                                         Casinos & Gaming -- (continued)
      1,585,000                 B+/B2    Pokagon Gaming Authority, 10.375%, 6/15/14 (144A)      $   1,654,344
        275,000                BB-/B1    Scientific Games International, Inc., 9.25%, 6/15/19         292,188
        740,000              CCC/Caa2    Shingle Springs Tribal Gaming Authority, 9.375%,
                                         6/15/15 (144A)                                               551,300
                                                                                                -------------
                                                                                                $   6,171,441
-------------------------------------------------------------------------------------------------------------
                                         Specialized Consumer Services -- 0.5%
      1,750,000                 B-/B3    StoneMor Operating LLC/Cornerstone Family Services/
                                         Osiris Holdings, 10.25%, 12/1/17 (144A)                $   1,863,750
                                                                                                -------------
                                         Total Consumer Services                                $   8,035,191
-------------------------------------------------------------------------------------------------------------
                                         MEDIA -- 8.8%
                                         Advertising -- 1.3%
      2,690,000                 B+/B2    MDC Partners, Inc., 11.0%, 11/1/16 (144A)              $   2,878,299
      2,600,000               B-/Caa2    Sitel LLC/Sitel Finance Corp., 11.5%, 4/1/18 (144A)        2,080,000
                                                                                                -------------
                                                                                                $   4,958,299
-------------------------------------------------------------------------------------------------------------
                                         Broadcasting -- 5.6%
      1,096,054                  B/B2    CCH II LLC/CCH II Capital Corp., 13.5%, 11/30/16       $   1,301,564
        970,000                  B/B1    Hughes Network Systems LLC, 9.5%, 4/15/14                  1,003,950
      4,320,000                  B/B1    Hughes Network Systems LLC, 9.5%, 4/15/14                  4,471,200
      3,527,831(d)          CCC+/Caa3    Intelsat Bermuda, Ltd., 11.5%, 2/4/17                      3,823,287
      2,500,000                BB-/B3    Intelsat Corp., 9.25%, 6/15/16                             2,665,625
      1,000,000                 B+/B3    Intelsat Subsidiary Holding Co., Ltd., 8.5%, 1/15/13       1,011,250
        535,000               B-/Caa1    Telesat Canada, 11.0%, 11/1/15                               604,550
        800,000               B-/Caa1    Telesat Canada, 12.5%, 11/1/17                               944,000
      5,380,689(b)(d)        CCC/Caa2    Univision Communications, Inc., 9.75%,
                                         3/15/15 (144A)                                             5,138,558
                                                                                                -------------
                                                                                                $  20,963,984
-------------------------------------------------------------------------------------------------------------
                                         Cable & Satelite -- 1.4%
EURO  3,750,000                BB-/B2    Kabel Deutschland GMBH, 10.75%, 7/1/14                 $   5,349,902
-------------------------------------------------------------------------------------------------------------
                                         Publishing -- 0.5%
        400,000               B-/Caa1    Interactive Data Corp., 10.25%, 8/1/18 (144A)          $     428,000
      1,400,000             CCC+/Caa2    TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)               1,391,250
                                                                                                -------------
                                                                                                $   1,819,250
                                                                                                -------------
                                         Total Media                                            $  33,091,435
-------------------------------------------------------------------------------------------------------------
                                         RETAILING -- 2.9%
                                         Automotive Retailing -- 0.2%
        640,000               B-/Caa1    Sonic Automotive, Inc., 8.625%, 8/15/13                $     651,200
-------------------------------------------------------------------------------------------------------------
                                         Distributors -- 0.1%
        475,000                 B-/B3    Minerva Overseas II, Ltd., 10.875%,
                                         11/15/19 (144A)                                        $     507,063
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer High Income Trust | Semiannual Report | 9/30/10

-----------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                Internet Retailing -- 1.3%
4,340,000               B/B1    Ticketmaster Entertainment, Inc., 10.75%, 8/1/16        $   4,752,300
-----------------------------------------------------------------------------------------------------
                                Specialty Stores -- 1.3%
4,615,000(b)          B/Caa1    Sally Holdings LLC, 10.5%, 11/15/16                     $   5,053,425
                                                                                        -------------
                                Total Retailing                                         $  10,963,988
-----------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 5.6%
                                Agricultural Products -- 1.6%
5,622,000              B+/B3    Southern States Cooperative Inc., 11.25%,
                                5/15/15 (144A)                                          $   5,959,320
-----------------------------------------------------------------------------------------------------
                                Brewers -- 1.7%
5,885,000            BBB+/A3    Cia Brasileira de Bebida, 10.5%, 12/15/11               $   6,473,499
-----------------------------------------------------------------------------------------------------
                                Packaged Foods & Meats -- 1.4%
  775,000              NR/B1    Bertin, Ltd., 10.25%, 10/5/16 (144A)                    $     863,118
1,500,000              B-/B3    FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.,
                                9.875%, 2/1/20 (144A)                                       1,279,870
  500,000              B+/B1    Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)               536,250
2,410,000              B-/B3    Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                 2,482,300
                                                                                        -------------
                                                                                        $   5,161,538
-----------------------------------------------------------------------------------------------------
                                Tobacco -- 0.9%
3,450,000              B+/B2    Alliance One International, Inc., 10.0%, 7/15/16        $   3,734,625
                                                                                        -------------
                                Total Food, Beverage & Tobacco                          $  21,328,982
-----------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 5.3%
                                Health Care Equipment & Services -- 0.8%
2,875,000          CCC+/Caa2    Accellent, Inc., 10.5%, 12/1/13                         $   2,903,750
-----------------------------------------------------------------------------------------------------
                                Health Care Facilities -- 2.2%
  110,000             BB-/B2    HCA, Inc., 9.875%, 2/15/17                              $     121,550
  535,000            B-/Caa1    HCA, Inc., 6.25%, 2/15/13                                     544,363
3,308,147(d)          BB-/B2    HCA, Inc., 9.625%, 11/15/16                                 3,610,015
3,725,000          CCC+/Caa1    Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)       3,804,156
                                                                                        -------------
                                                                                        $   8,080,084
-----------------------------------------------------------------------------------------------------
                                Health Care Services -- 0.7%
1,287,000              B-/B3    Bioscrip, Inc., 10.25%, 10/1/15                         $   1,315,958
1,256,000              B-/B2    Gentiva Health Services, Inc., 11.5%, 9/1/18 (144A)         1,340,780
                                                                                        -------------
                                                                                        $   2,656,738
-----------------------------------------------------------------------------------------------------
                                Health Care Supplies -- 1.6%
  615,000              B-/B3    Alere, Inc., 9.0%, 5/15/16                              $     633,450
1,000,000             B/Caa1    Bausch & Lomb, Inc., 9.875%, 11/1/15                        1,063,750
4,085,000(d)           B-/B3    Biomet, Inc., 10.375%, 10/15/17                             4,513,924
                                                                                        -------------
                                                                                        $   6,211,124
                                                                                        -------------
                                Total Health Care Equipment & Services                  $  19,851,696
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     19

---------------------------------------------------------------------------------------------------
Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                Value
---------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS & BIOTECHNOLOGY & LIFE
                                   SCIENCES -- 1.1%
                                   Biotechnology -- 0.5%
1,729,000                 B+/B2    Lantheus Medical Imaging, Inc., 9.75%,
                                   5/15/17 (144A)                                     $   1,780,870
---------------------------------------------------------------------------------------------------
                                   Life Sciences Tools & Services -- 0.6%
  961,893(d)             B/Caa1    Catalent Pharma Solutions, Inc., 9.5%, 4/15/15     $     971,512
1,344,000                 B+/B3    PharmaNet Development Group, Inc., 10.875%,
                                   4/15/17 (144A)                                         1,387,680
                                                                                      -------------
                                                                                      $   2,359,192
                                                                                      -------------
                                   Total Pharmaceuticals & Biotechnology &
                                   Life Sciences                                      $   4,140,062
---------------------------------------------------------------------------------------------------
                                   BANKS -- 1.4%
                                   Diversified Banks -- 0.4%
1,265,000(a)             BB/Ba3    ABN AMRO North American Holding Preferred Capital
                                   Repackaging Trust, 6.523%, 12/29/49 (144A)         $   1,138,500
  400,000(a)             NR/Ba2    Banco Macro SA, 10.75%, 6/7/12                           286,000
                                                                                      -------------
                                                                                      $   1,424,500
---------------------------------------------------------------------------------------------------
                                   Regional Banks -- 1.0%
1,225,000(a)(h)        BBB/Baa3    PNC Financial Services Group, Inc., 8.25%          $   1,301,183
1,790,000(a)          BBB+/Baa1    State Street Capital Trust III, 8.25%, 3/15/42         1,835,717
  750,000(a)(h)          A-/Ba1    Wells Fargo Capital XV, 9.75%                            825,000
                                                                                      -------------
                                                                                      $   3,961,900
                                                                                      -------------
                                   Total Banks                                        $   5,386,400
---------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 3.8%
                                   Asset Management & Custody Banks -- 0.7%
  575,000(a)           BB+/Baa3    Janus Capital Group, Inc., 6.5%, 6/15/12           $     603,151
  975,000(a)           BB+/Baa3    Janus Capital Group, Inc., 6.95%, 6/15/17              1,018,502
  950,000(a)              B+/B1    Pinafore LLC, 9.0%, 10/1/18 (144A)                       997,500
                                                                                      -------------
                                                                                      $   2,619,153
---------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.5%
2,325,000(a)(h)        BBB/Baa2    Goldman Sachs Capital II, 5.793%                   $   1,973,343
---------------------------------------------------------------------------------------------------
                                   Other Diversified Financial Services -- 0.1%
  250,000(a)              BB/NR    Ibis Re, Ltd., 10.507%, 5/10/12 (144A)             $     271,125
---------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 2.5%
  500,000               BB/Baa3    Capital One Capital V, 10.25%, 8/15/39             $     541,250
  300,000(a)              B-/NR    Montana Re, Ltd., 13.502%, 12/7/12 (144A)                302,190
  695,000                 B+/NR    National Money Mart Co., 10.375%, 12/15/16               740,175
8,825,000              CCC/Caa2    NCO Group, Inc., 11.875%, 11/15/14                     7,898,375
                                                                                      -------------
                                                                                      $   9,481,990
                                                                                      -------------
                                   Total Diversified Financials                       $  14,345,611
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer High Income Trust | Semiannual Report | 9/30/10

--------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 6.6%
                                      Insurance Brokers -- 3.0%
      3,305,000           CCC/Caa1    Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)       $   3,412,413
        100,000            CCC+/B3    HUB International Holdings, Inc., 9.0%,
                                      12/15/14 (144A)                                             98,750
      4,455,000          CCC+/Caa1    HUB International Holdings, Inc., 10.25%,
                                      6/15/15 (144A)                                           4,321,349
      2,286,000(a)          CCC/B3    U.S.I. Holdings Corp., 4.125%, 11/15/14 (144A)           1,945,958
      1,610,000           CCC/Caa1    U.S.I. Holdings Corp., 9.75%, 5/15/15 (144A)             1,561,700
                                                                                           -------------
                                                                                           $  11,340,170
--------------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 1.3%
      3,075,000(a)         BB/Baa3    Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)   $   3,628,500
      1,100,000           BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39                            1,427,250
                                                                                           -------------
                                                                                           $   5,055,750
--------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 1.5%
      5,300,000          BBB-/Baa3    Allmerica Financial Corp., 7.625%, 10/15/25          $   5,560,882
--------------------------------------------------------------------------------------------------------
                                      Reinsurance -- 0.8%
EURO    275,000(a)           B-/NR    Atlas Reinsurance Plc, 10.95%, 1/10/11 (144A)        $     375,432
        375,000(a)          BB+/NR    Blue Fin, Ltd., 4.65% 4/10/12 (144A)                       357,188
        250,000(a)          BB-/NR    Mystic Re II, Ltd., 10.252%, 6/7/11 (144A)                 260,675
        650,000(a)          BB-/NR    Residential Reinsurance 2008, Ltd., 7.002%,
                                      6/6/11 (144A)                                              661,635
        850,000(a)            B/NR    Residential Reinsurance 2008, Ltd., 11.752%,
                                      6/6/11 (144A)                                              880,345
        250,000(a)           B-/NR    Successor X, Ltd., 0.0%, 12/9/10 (144A)                    239,275
                                                                                           -------------
                                                                                           $   2,774,550
                                                                                           -------------
                                      Total Insurance                                      $  24,731,352
--------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 1.3%
                                      Real Estate Operating Companies -- 1.3%
        147,349(a)           B-/NR    Alto Palermo SA, 11.0%, 6/11/12 (144A)               $      62,623
      5,000,000              B-/B3    Forest City Enterprises, Inc., 7.625%, 6/1/15            4,650,000
                                                                                           -------------
                                      Total Real Estate                                    $   4,712,623
--------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 3.6%
                                      Application Software -- 0.5%
      1,870,000          CCC+/Caa2    Vangent, Inc., 9.625%, 2/15/15                       $   1,713,388
--------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced Services -- 0.9%
      3,965,000            B-/Caa1    First Data Corp., 9.875%, 9/24/15                    $   3,241,387
--------------------------------------------------------------------------------------------------------
                                      Internet Software & Services -- 0.9%
      2,892,000              B-/B1    Terremark Worldwide, Inc., 12.0%, 6/15/17            $   3,304,110
--------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 0.7%
      2,845,000           CCC/Caa1    Activant Solutions, Inc., 9.5%, 5/1/16               $   2,734,756
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     21

-----------------------------------------------------------------------------------------------------
Principal                    S&P/Moody's
Amount                       Ratings
USD ($)                      (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                   Systems Software -- 0.6%
3,545,335(d)(g)           NR/NR    Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)       $   2,659,001
                                                                                        -------------
                                   Total Software & Services                            $  13,652,642
-----------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                   Computer Storage & Peripherals -- 0.2%
  600,000              BBB/Baa3    Seagate Technology International, 10.0%,
                                   5/1/14 (144A)                                        $     708,000
-----------------------------------------------------------------------------------------------------
                                   Computer Storage & Peripherals -- 0.4%
1,550,000                  B/B1    Da-Lite Screen Co., Inc., 12.5%, 4/1/15              $   1,588,750
                                                                                        -------------
                                   Total Technology Hardware & Equipment                $   2,296,750
-----------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 7.9%
                                   Alternative Carriers -- 0.7%
2,210,000                  B/B2    Global Crossing, Ltd., 12.0%, 9/15/15                $   2,497,300
-----------------------------------------------------------------------------------------------------
                                   Integrated Telecommunication Services -- 3.7%
1,100,000                 NR/NR    Bakrie Telecom PTE, Ltd., 11.5%, 5/7/15 (144A)       $   1,182,500
4,295,000                 B-/B3    Broadview Networks Holdings, Inc., 11.375%, 9/1/12       4,209,099
  539,000                 B-/B3    Cincinnati Bell, Inc., 8.75%, 3/15/18                      525,525
3,000,000                BB-/B2    GCI, Inc., 7.25%, 2/15/14                                3,060,000
1,000,000                  B/B1    PAETEC Holding Corp., 8.875%, 6/30/17                    1,045,000
3,865,000(b)          CCC+/Caa1    PAETEC Holding Corp., 9.5%, 7/15/15                      3,942,299
                                                                                        -------------
                                                                                        $  13,964,423
-----------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 3.5%
6,400,000(b)            B-/Caa1    Cricket Communications, Inc., 9.375%, 11/1/14        $   6,624,000
2,500,000             CCC+/Caa2    Intelsat Jackson Holdings, Ltd., 11.5%, 6/15/16          2,712,500
  540,000                  B/B2    MetroPCS Wireless, Inc., 9.25%, 11/1/14                    565,650
3,020,000                 B-/B2    True Move Co., Ltd., 10.75%, 12/16/13 (144A)             3,208,750
                                                                                        -------------
                                                                                        $  13,110,900
                                                                                        -------------
                                   Total Telecommunication Services                     $  29,572,623
-----------------------------------------------------------------------------------------------------
                                   UTILITIES -- 3.1%
                                   Electric Utilities -- 0.8%
  885,000(b)            B+/Caa3    Energy Future Holdings Corp., 10.0%,
                                   1/15/20 (144A)                                       $     878,593
3,095,000(b)           CCC/Caa2    Texas Competitive Electric Holdings Co. LLC,
                                   10.25%, 11/1/15                                          2,027,225
                                                                                        -------------
                                                                                        $   2,905,818
-----------------------------------------------------------------------------------------------------
                                   Independent Power Producers & Energy Traders -- 2.0%
3,890,000(b)               A/A3    Foresight Energy Corp., 9.625%, 8/15/17 (144A)       $   4,006,700
1,800,000               BB-/Ba3    Intergen NV, 9.0%, 6/30/17 (144A)                        1,903,500
1,500,000                 NR/B2    Star Energy Geothermal (Wayang Windu), Ltd., 11.5%,
                                   2/12/15 (144A)                                           1,695,703
                                                                                        -------------
                                                                                        $   7,605,903
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer High Income Trust | Semiannual Report | 9/30/10

-----------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                Value
-----------------------------------------------------------------------------------------------
                                Multi - Utilities -- 0.3%
1,000,000            BB-/Ba2    PNM Resources, Inc., 9.25%, 5/15/15               $   1,076,250
                                                                                  -------------
                                Total Utilities                                   $  11,587,971
-----------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS & NOTES
                                (Cost $389,433,338)                               $ 409,284,706
-----------------------------------------------------------------------------------------------
                                CONVERTIBLE BONDS & NOTES -- 7.4% of Net Assets
                                ENERGY -- 1.9%
                                Coal & Consumable Fuels -- 0.5%
1,905,000             BB-/NR    Massey Energy Co., 3.25%, 8/1/15                  $   1,690,688
-----------------------------------------------------------------------------------------------
                                Oil & Gas Drilling -- 1.1%
2,265,000(b)           NR/NR    Hercules Offshore, Inc., 10.5%, 10/15/17          $   1,562,850
1,600,000(b)        BBB/Baa3    Transocean, Ltd., 1.5%, 12/15/37                      1,566,000
1,175,000           BBB/Baa3    Transocean, Ltd., 1.625%, 12/15/37                    1,166,188
                                                                                  -------------
                                                                                  $   4,295,038
-----------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 0.3%
1,340,000             BB/Ba3    Chesapeake Energy Corp., 2.5%, 5/15/37            $   1,165,800
                                                                                  -------------
                                Total Energy                                      $   7,151,526
-----------------------------------------------------------------------------------------------
                                MATERIALS -- 0.8%
                                Diversified Chemicals -- 0.8%
    4,000(f)          BB-/NR    Hercules, Inc., 6.5%, 6/30/29                     $   3,080,000
                                                                                  -------------
                                Total Materials                                   $   3,080,000
-----------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 0.5%
                                Electrical Components & Equipment -- 0.5%
  500,000              NR/NR    JA Solar Holdings Co., Ltd., 4.5%, 5/15/13        $     472,500
1,569,000              NR/NR    Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13       1,353,263
                                                                                  -------------
                                Total Capital Goods                               $   1,825,763
-----------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.8%
                                Marine -- 0.8%
3,330,000          CCC+/Caa3    Horizon Lines, Inc., 4.25%, 8/15/12               $   3,030,299
                                                                                  -------------
                                Total Transportation                              $   3,030,299
-----------------------------------------------------------------------------------------------
                                MEDIA -- 0.4%
                                Movies & Entertainment -- 0.4%
1,832,000              B-/NR    Live Nation, Inc., 2.875%, 7/15/27                $   1,566,360
                                                                                  -------------
                                Total Media                                       $   1,566,360
-----------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 1.7%
                                Health Care Equipment & Services -- 0.7%
2,837,000(e)          BB+/NR    Hologic, Inc., 2.0%, 12/15/37                     $   2,624,225
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     23

---------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------
                                Health Care Facilities -- 0.7%
1,985,000(b)            B/B2    LifePoint Hospitals, Inc., 3.25%, 8/15/25             $   1,937,856
  780,000               B/NR    LifePoint Hospitals, Inc., 3.5%, 5/15/14                    776,100
                                                                                      -------------
                                                                                      $   2,713,956
---------------------------------------------------------------------------------------------------
                                Health Care Services -- 0.3%
1,210,000              B+/B1    Omnicare, Inc., 3.25%, 12/15/35                       $   1,040,599
                                                                                      -------------
                                Total Health Care Equipment & Services                $   6,378,780
---------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -0.4%
                                Electronic Equipment & Instruments -- 0.4%
1,514,000              B+/NR    L-1 Identity Solutions, Inc., 3.75%, 5/15/27          $   1,514,000
                                                                                      -------------
                                Total Technology Hardware & Equipment                 $   1,514,000
---------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.9%
                                Alternative Carriers -- 0.9%
3,025,000              B-/B3    Time Warner Telecom, Inc., 2.375%, 4/1/26             $   3,531,688
                                                                                      -------------
                                Total Telecommunication Services                      $   3,531,688
---------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE BONDS & NOTES
                                (Cost $21,187,488)                                    $  28,078,416
---------------------------------------------------------------------------------------------------
                                MUNICIPAL BONDS -- 5.6% of Net Assets
                                Indiana -- 1.6%
1,650,000           BBB/Baa2    East Chicago Industrial Pollution Control Revenue,
                                7.0%, 1/1/14                                          $   1,602,761
4,250,000             BBB/NR    Indiana Development Finance Authority Revenue,
                                5.75%, 10/1/11                                            4,324,163
                                                                                      -------------
                                                                                      $   5,926,924
---------------------------------------------------------------------------------------------------
                                Michigan -- 0.0%
3,000,000(g)           NR/NR    Wayne Charter Escrow, 0.0%, 12/1/15                   $          30
---------------------------------------------------------------------------------------------------
                                New Jersey -- 1.2%
4,525,000               B/B3    New Jersey Economic Development Authority Revenue,
                                7.0%, 11/15/30                                        $   4,533,190
---------------------------------------------------------------------------------------------------
                                New York -- 0.9%
3,475,000             BB-/B1    New York City Industrial Development Agency Revenue,
                                7.625%, 12/1/32                                       $   3,533,311
---------------------------------------------------------------------------------------------------
                                North Carolina -- 1.9%
6,300,000              NR/NR    Charlotte Special Facilities Refunding Revenue,
                                5.6%, 7/1/27                                          $   5,533,353
1,670,000              NR/NR    Charlotte Special Facilities Refunding Revenue,
                                7.75%, 2/1/28                                             1,673,808
                                                                                      -------------
                                                                                      $   7,207,161
---------------------------------------------------------------------------------------------------
                                TOTAL MUNICIPAL BONDS
                                (Cost $16,652,888)                                    $  21,200,616
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer High Income Trust | Semiannual Report | 9/30/10

------------------------------------------------------------------------------------------------------
Principal                    S&P/Moody's
Amount                       Ratings
USD ($)                      (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                   MUNICIPAL COLLATERALIZED DEBT
                                   OBLIGATION -- 0.6% of Net Assets
3,300,000(a)(i)           NR/NR    Non-Profit Preferred Funding Trust I, 12.0%,
                                   9/15/37 (144A)                                        $   2,225,685
------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL COLLATERALIZED DEBT
                                   OBLIGATION
                                   (Cost $3,293,400)                                     $   2,225,685
------------------------------------------------------------------------------------------------------
                                   SOVEREIGN DEBT OBLIGATIONS -- 1.0% of Net Assets
                                   Argentina -- 0.3%
1,200,000                 B-/B2    City of Buenos Aires, 12.5%, 4/6/15 (144A)            $   1,281,000
------------------------------------------------------------------------------------------------------
                                   Russia -- 0.7%
2,076,400(e)          BBB+/Baa2    Russia Government International Bond,
                                   7.5%, 3/31/30                                         $   2,479,637
------------------------------------------------------------------------------------------------------
                                   TOTAL SOVEREIGN DEBT OBLIGATIONS
                                   (Cost $2,645,968)                                     $   3,760,637
------------------------------------------------------------------------------------------------------
                                   FLOATING RATE LOAN INTERESTS -- 3.1% of Net Assets (j)
                                   ENERGY -- 0.3%
                                   Coal & Consumable Fuels -- 0.2%
  750,000                 BB/NR    Bumi Resources Term Loan, 0.0%, 8/5/32                $     750,000
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.1%
  452,111                BB-/B3    Venoco, Inc., Second Lien Term Loan, 4.25%, 5/7/14    $     425,737
                                                                                         -------------
                                   Total Energy                                          $   1,175,737
------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.7%
                                   Diversified Chemicals -- 0.3%
  418,000                  B/B2    Ineos US Finance LLC, Facility Term Loan B-2,
                                   7.5%, 12/16/13                                        $     419,306
  418,000                  B/B2    Ineos US Finance LLC, Facility Term Loan C-2,
                                   8.0%, 12/16/14                                              419,306
                                                                                         -------------
                                                                                         $     838,612
------------------------------------------------------------------------------------------------------
                                   Steel -- 0.4%
1,567,131(g)               B/B3    Niagara Corp. Term Loan B, 10.5%, 6/29/14             $   1,551,460
                                                                                         -------------
                                   Total Materials                                       $   2,390,072
------------------------------------------------------------------------------------------------------
                                   COMMERCIAL & PROFESSIONAL SERVICES -- 0.0%
                                   Diversified Support Services -- 0.0%
  119,378               B-/Caa1    Rental Service Corp., Second Lien Initial Term Loan,
                                   3.76%, 11/30/13                                       $     116,095
                                                                                         -------------
                                   Total Commercial & Professional Services              $     116,095
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     25

----------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.3%
                                FOOD, BEVERAGE & TOBACCO -- 0.3%
                                Packaged Foods & Meats -- 0.3%
1,300,000              NR/NR    Pierre Foods, Inc., LIEN 2, 0.0%, 7/29/17              $   1,254,500
                                                                                       -------------
                                Total Food, Beverage & Tobacco                         $   1,254,500
----------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                Health Care Services -- 0.3%
1,149,225              NR/B1    Prime Healthcare Services Term Loan B,
                                7.25%, 4/28/15                                         $   1,131,987
----------------------------------------------------------------------------------------------------
                                Health Care Technology -- 0.4%
1,400,000               B/B2    Medical Card 1st Lien Term Loan, 12.0%, 8/10/15        $   1,372,000
                                                                                       -------------
                                Total Health Care Equipment & Services                 $   2,503,987
----------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.1%
                                Auto Parts & Equipment -- 0.1%
  400,661              B+/B3    HHI Group Holdings, LLC, Term Loan, 10.5%, 4/30/15     $     406,671
                                                                                       -------------
                                Total Automobiles & Components                         $     406,671
----------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.1%
                                Casinos & Gaming -- 0.1%
2,330,000(c)             D/C    Gateway Casinos & Entertainment, Inc., Advance
                                Second Lien Term Loan, 5.751%, 3/31/15                 $     407,750
                                                                                       -------------
                                Total Consumer Services                                $     407,750
----------------------------------------------------------------------------------------------------
                                INSURANCE -- 0.6%
                                Multi-Line Insurance -- 0.6%
  373,797              B-/B2    AmWins Group, Inc., Initial Term Loan
                                2.76% - 2.78%, 6/8/13                                  $     347,164
2,250,000             CCC/B3    AmWins Group, Inc., Second Lien Initial Term Loan,
                                5.78%, 6/9/14                                              1,935,000
                                                                                       -------------
                                Total Insurance                                        $   2,282,164
----------------------------------------------------------------------------------------------------
                                UTILITIES -- 0.3%
                                Electric Utilities -- 0.3%
  188,100              B+/B1    Texas Competitive Electric Holdings Co., LLC, Delayed
                                Draw Term Loan, 3.729%-3.79%, 10/10/14                 $     145,477
1,184,733              B+/B1    Texas Competitive Electric Holdings Co., LLC, Initial
                                Tranche B-2 Term Loan, 3.729%-3.79%, 10/10/14                922,030
                                                                                       -------------
                                Total Utilities                                        $   1,067,507
----------------------------------------------------------------------------------------------------
                                TOTAL FLOATING RATE LOAN INTERESTS
                                (Cost $13,740,689)                                     $  11,604,483
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

26     Pioneer High Income Trust | Semiannual Report | 9/30/10

-------------------------------------------------------------------------------------
 Shares                                                                 Value
-------------------------------------------------------------------------------------
                        COMMON STOCKS -- 3.2% of Net Assets
                        AUTOMOBILES & COMPONENTS -- 0.9%
                        Auto Parts & Equipment -- 0.9%
43,119(k)               Lear Corp.                                      $   3,403,383
                                                                        -------------
                        Total Automobiles & Components                  $   3,403,383
-------------------------------------------------------------------------------------
                        CAPITAL GOODS -- 0.1%
                        Building Products -- 0.1%
   894(g)(k)(i)         Panolam Holdings Co.                            $     438,060
                                                                        -------------
                        Total Capital Goods                             $     438,060
-------------------------------------------------------------------------------------
                        ENERGY -- 0.1%
                        Oil & Gas Drilling -- 0.1%
13,045                  Rowan Companies, Inc.                           $     396,053
                                                                        -------------
                        Total Energy                                    $     396,053
-------------------------------------------------------------------------------------
                        MATERIALS -- 1.4%
                        Commodity Chemicals -- 0.4%
79,319(k)               Georgia Gulf Corp.                              $   1,296,073
-------------------------------------------------------------------------------------
                        Diversified Chemicals -- 0.9%
78,678                  LyondellBasell Industries NV, Class A           $   1,880,404
67,842                  LyondellBasell Industries NV, Class B               1,618,032
                                                                        -------------
                                                                        $   3,498,436
-------------------------------------------------------------------------------------
                        Diversified Metals & Mining -- 0.1%
 3,995                  Freeport-McMoRan Copper & Gold, Inc., Class B   $     341,133
-------------------------------------------------------------------------------------
                        Steel -- 0.0%
26,215(g)               KNIA Holdings, Inc., Class A                    $     183,243
                                                                        -------------
                        Total Materials                                 $   5,318,885
-------------------------------------------------------------------------------------
                        MEDIA -- 0.1%
                        Cable & Satellite -- 0.1%
17,042(b)(k)            Charter Communications, Inc.                    $     553,865
                                                                        -------------
                        Total Media                                     $     553,865
-------------------------------------------------------------------------------------
                        PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 0.3%
                        Pharmaceuticals -- 0.3%
17,818                  Teva Pharmaceutical Industries, Ltd. (A.D.R.)   $     939,900
                                                                        -------------
                        Total Pharmaceuticals & Biotechnology &
                        Life Sciences                                   $     939,900
-------------------------------------------------------------------------------------
                        SOFTWARE & SERVICES -- 0.0%
                        Systems Software -- 0.0%
10,942(g)(k)            Perseus Holding Corp. (144A)                    $          --
                                                                        -------------
                        Total Software & Services                       $          --
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
                  Pioneer High Income Trust | Semiannual Report | 9/30/10     27

--------------------------------------------------------------------------------------
 Shares                                                                  Value
--------------------------------------------------------------------------------------
                        TRANSPORTATION -- 0.3%
                        Airlines -- 0.3%
   96,819(b)(k)         Delta Airlines, Inc. (144A)                      $   1,126,973
                                                                         -------------
                        Total Transportation                             $   1,126,973
--------------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS
                        (Cost $9,703,379)                                $  12,177,119
--------------------------------------------------------------------------------------
                        CONVERTIBLE PREFERRED STOCK -- 0.7% of Net Assets
                        DIVERSIFIED FINANCIALS -- 0.7%
                        Other Diversified Financial Services -- 0.7%
    2,755               Bank of America Corp., 7.25%                     $   2,706,788
                                                                         -------------
                        Total Diversified Financials                     $   2,706,788
--------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE PREFERRED STOCK
                        (Cost $2,108,446)                                $   2,706,788
--------------------------------------------------------------------------------------
                        PREFERRED STOCK -- 0.0% of Net Assets
                        SOFTWARE & SERVICES -- 0.0%
                        Systems Software -- 0.0%
    5,745(g)            Perseus Holding Corp., 14.0% (144A)              $          --
--------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost $0)                                        $          --
--------------------------------------------------------------------------------------
                        RIGHTS/WARRANTS -- 0.0% of Net Assets
                        Banks -- 0.0%
                        Diversified Banks -- 0.0%
1,310,558               Norse Energy Corp. ASA                           $           2
                                                                         -------------
                        Total Banks                                      $           2
--------------------------------------------------------------------------------------
                        ENERGY -- 0.0%
                        Oil & Gas Exploration & Production -- 0.0%
2,500,000(k)            Norse Energy Corp. ASA - CW11, Expires 7/14/11   $      72,573
  250,000               Panoro Energy Corp.                                     14,941
                                                                         -------------
                        Total Energy                                     $      87,514
--------------------------------------------------------------------------------------
                        TOTAL RIGHTS/WARRANTS
                        (Cost $598,018)                                  $      87,516
--------------------------------------------------------------------------------------
                        ESCROW HOLDINGS -- 0.0% of Net Assets
                        ENERGY -- 0.0%
                        Oil & Gas Refining & Marketing -- 0.0%
4,280,000(g)(k)         Verasun Energy Corp.                             $          43
                                                                         -------------
                        Total Energy                                     $          43
--------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

28     Pioneer High Income Trust | Semiannual Report | 9/30/10

--------------------------------------------------------------------------------------------
 Shares                                                                        Value
--------------------------------------------------------------------------------------------
                        AUTOMOBILES & COMPONENTS -- 0.0%
                        Auto Parts & Equipment -- 0.0%
4,535,000(g)(k)         Lear Corp.                                             $          45
                                                                               -------------
                        Total Automobiles & Components                         $          45
--------------------------------------------------------------------------------------------
                        TOTAL ESCROW HOLDINGS
                        (Cost $0)                                              $          88
--------------------------------------------------------------------------------------------
                        TEMPORARY CASH INVESTMENTS -- 12.9% of Net Assets
                        Repurchase Agreements -- 1.9%
1,785,000               BNP Paribas, 0.25%, 10/1/10                            $   1,785,000
1,785,000               Deutsche Bank Finance, 0.23%, 10/1/10                      1,785,000
1,785,000               JPMorgan, Inc., 0.25%, 10/1/10                             1,785,000
1,785,000               Societe Generale, 0.22%, 10/1/10                           1,785,000
                                                                               -------------
                        Total Repurchase Agreements                            $   7,140,000
--------------------------------------------------------------------------------------------
                        SECURITIES LENDING COLLATERAL -- 11.0%(l)
                        Certificates of Deposit:
1,178,006               Bank of Nova Scotia, 0.37%, 9/29/10                    $   1,178,006
  824,606               BBVA Group NY, 0.56%, 7/26/11                                824,606
1,178,006               BNP Paribas Bank NY, 0.38%, 11/8/10                        1,178,006
  589,004               DNB Nor Bank ASA NY, 0.27%, 11/10/10                         589,004
1,178,006               Nordea NY, 0.5%, 12/10/10                                  1,178,006
1,178,006               RoboBank Netherland NV NY, 0.44%, 8/8/11                   1,178,006
1,178,006               Royal Bank of Canada NY, 0.26%, 1/21/11                    1,178,006
1,178,006               SocGen NY, 0.34%, 11/10/10                                 1,178,006
  589,004               Svenska NY, 0.275%, 11/12/10                                 589,004
                                                                               -------------
                                                                               $   9,070,650
--------------------------------------------------------------------------------------------
                        Commercial Paper:
  706,804               American Honda Finance, 0.28%, 5/4/11                  $     706,804
  473,863               American Honda Finance, 1.04%, 6/20/11                       473,863
  433,407               Australia & New Zealand Banking
                        Group, 1.04%, 8/4/11                                         433,407
1,202,399               Caterpillar Financial Services Corp., 1.04%, 6/24/11       1,202,399
1,295,807               CBA, 0.31%, 1/3/11                                         1,295,807
  824,079               CHARFD, 0.31%, 12/14/10                                      824,079
  235,566               CHARFD, 0.38%, 10/15/10                                      235,566
  706,469               CLIPPR, 0.28%, 12/1/10                                       706,469
  380,325               CLIPPR, 0.45%, 10/8/10                                       380,325
  471,161               CLIPPR, 0.45%, 10/8/10                                       471,161
  658,916               FAIRPP, 0.3%, 11/9/10                                        658,916
  470,987               FASCO, 0.27%, 12/1/10                                        470,987
1,178,166               Federal Home Loan Bank, 0.37%, 6/1/11                      1,178,166
  588,969               GE Corp., 0.55%, 1/26/11                                     588,969
  117,727               General Electric Capital Corp., 0.37%, 6/6/11                117,727
  127,509               General Electric Capital Corp., 0.59%, 10/6/10               127,509
  128,402               General Electric Capital Corp., 0.62%, 10/21/10              128,402
  470,987               OLDLLC, 0.27%, 12/1/10                                       470,987

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     29

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
                   Commercial Paper -- (continued)
  645,318          OLDLLC, 0.27%, 12/2/10                          $     645,318
  942,169          SANTANDER, 0.43%, 10/22/10                            942,169
  588,712          SRCPP, 0.27%, 12/6/10                                 588,712
  235,574          SRCPP, 0.38%, 10/12/10                                235,574
  883,582          STRAIT, 0.25%, 12/8/10                                883,582
  353,391          STRAIT, 0.36%, 10/4/10                                353,391
  588,729          TBLLC, 0.27%, 12/2/10                                 588,729
  588,935          TBLLC, 0.38%, 10/12/10                                588,935
1,178,006          Toyota Motor Credit Corp., 0.44%, 9/8/11            1,178,006
1,177,732          VARFUN, 0.35%, 10/25/10                             1,177,732
  706,831          Wachovia, 0.39%, 3/22/11                              706,831
1,178,006          Westpac, 0.5%, 07/29/11                             1,178,006
  471,171          WFC, 0.37%, 12/2/10                                   471,171
                                                                   -------------
                                                                   $  20,009,699
--------------------------------------------------------------------------------
                   Tri-party Repurchase Agreements:
  857,967          Barclays Capital Markets, 0.2%, 10/1/10         $     857,967
4,712,027          Deutsche Bank Securites, Inc., 0.25%, 10/1/10       4,712,027
1,178,006          HSBC Bank USA NA, 0.25% 10/1/10                     1,178,006
  706,804          JPMorgan, Inc., 0.22%, 10/1/10                        706,804
1,178,006          RBS Securities, Inc., 0.25%, 10/1/10                1,178,006
                                                                   -------------
                                                                   $   8,632,810
--------------------------------------------------------------------------------
                   Money Market Mutual Funds:
1,178,006          Blackrock Liquidity Temporary Cash Fund         $   1,178,006
1,178,006          Dreyfus Preferred Money Market Fund                 1,178,006
1,178,006          Fidelity Prime Money Market Fund                    1,178,006
                                                                   -------------
                                                                   $   3,534,018
                                                                   -------------
                   Total Securities Lending Collateral             $  41,247,177
--------------------------------------------------------------------------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $48,387,177)                              $  48,387,177
--------------------------------------------------------------------------------
                   TOTAL INVESTMENTS IN SECURITIES -- 147.4%
                   (Cost $524,010,489) (m)(n)                      $ 555,291,726
--------------------------------------------------------------------------------
                   OTHER ASSETS AND LIABILITIES - (7.3)%           $ (27,738,907)
--------------------------------------------------------------------------------
                   PREFERRED SHARES AT REDEMPTION VALUE,
                   INCLUDING DIVIDENDS PAYABLE -- (40.1)%          $(151,001,606)
--------------------------------------------------------------------------------
                   NET ASSETS APPLICABLE TO COMMON
                   SHAREOWNERS -- 100.0%                           $ 376,551,213
================================================================================

NR       Security not rated by S&P or Moody's.

WR       Withdrawn Rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2010, the value of these securities amounted to $155,733,050 or 41.4% of total net assets applicable to common shareowners.


The accompanying notes are an integral part of these financial statements.

30     Pioneer High Income Trust | Semiannual Report | 9/30/10

(a) Floating rate note. The rate shown is the coupon rate at September 30, 2010.

(b)      At September 30, 2010, the following securities were out on loan:


-----------------------------------------------------------------------------------------------
Principal
Amount                                                                              Market
USD($)             Description                                                      Value
-----------------------------------------------------------------------------------------------
      273,000      Allison Transmission, Inc., 11.0%, 11/1/15 (144A)                $   296,205
      500,000      Appleton Papers, Inc., 10.5%, 6/15/15 (144A)                         468,750
    1,300,000      Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)                     1,394,250
    6,332,000      Cricket Communications, Inc., 9.375%, 11/1/14                      6,553,620
      876,000      Energy Future Holdings Corp., 10.0%, 1/15/20 (144A)                  869,658
      400,000      Foresight Energy Corp., 9.625%, 8/15/17 (144A)                       412,000
    1,230,000      Graphic Packaging International, Inc., 9.5%, 8/15/13               1,256,138
    1,000,000      Hercules Offshore, Inc., 10.5%, 10/15/17                             690,000
    2,970,000      Hexion U.S. Finance Corp., 9.75%, 11/15/14                         3,088,800
    2,515,750      Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)                     2,128,953
    1,900,000      LifePoint Hospitals, Inc., 3.25%, 8/15/25                          1,854,875
      766,000      Manitowoc Co., Inc., 9.5%, 2/15/18                                   800,470
    1,149,000      PAETEC Holding Corp., 9.5%, 7/15/15                                1,171,980
    4,400,000      Sally Holdings LLC, 10.5%, 11/15/16                                4,818,000
    4,192,000      Tenneco Automotive, Inc., 8.625%, 11/15/14                         4,296,800
    1,681,000      Tesoro Corp., 9.75%, 6/1/19                                        1,849,100
    3,064,000      Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15       2,006,920
    1,778,000      Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (144A)          1,795,780
       99,000      Transocean, Ltd., 1.5%, 12/15/37                                      96,896
      150,000      Univision Communications, Inc., 9.75%, 3/15/15 (144A)                143,250
    3,602,000      Yankee Acquisition Corp., 8.5%, 2/15/15                            3,719,065

-----------------------------------------------------------------------------------------------
      Shares
-----------------------------------------------------------------------------------------------
       15,000      Charter Communications, Inc.                                         487,500
       95,800      Delta Airlines, Inc. (144A)                                        1,115,112
-----------------------------------------------------------------------------------------------
                                                                                    $41,314,122
===============================================================================================

(c)      Security is in default and is non-income producing.

(d) Payment-in Kind (PIK) security which may pay interest in additional principal amount.

(e) Debt obligation initially issued at one coupon which converts to another coupon at a specific date. The rate shown is the rate at September 30, 2010.

(f)      Security is priced as a unit.

(g) Security valued using fair value methods (other than prices supplied by independent pricing services).

(h)      Security is a perpetual bond and has no definite maturity date.

The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     31

(i) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $3,731,460. The aggregate value of $2,663,745 represents 0.7% of total net assets applicable to common shareowners.

(j) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2010.

(k)      Non-income producing.

(l)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(m) At September 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $524,010,489 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $33,421,443
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (2,140,206)
                                                                                   -----------
       Net unrealized gain                                                         $31,281,237
                                                                                   ===========

         For financial reporting purposes net unrealized gain was $31,281,237 and cost of investments aggregated $529,560,489.

(n) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:


       United States                             81.0%
       Canada                                     3.0%
       Cayman Islands                             2.6%
       Bermuda                                    1.9%
       Norway                                     1.8%
       Netherlands                                1.7%
       Brazil                                     1.4%
       United Kingdom                             1.3%
       Germany                                    1.0%
       Other (individually less than 1%)          4.3%
                                                -----
                                                100.0%
                                                =====

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

EURO  Euro
NOK  Norwegian Krone

Glossary of Terms:

(A.D.R.) American Depositary Receipt

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2010, aggregated $66,091,428 and $24,603,707, respectively.


The accompanying notes are an integral part of these financial statements.

32     Pioneer High Income Trust | Semiannual Report | 9/30/10

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of September 30, 2010, in valuing the Trust's investments:


--------------------------------------------------------------------------------------------------
                                          Level 1        Level 2         Level 3       Total
--------------------------------------------------------------------------------------------------
Asset backed securities                  $        --    $ 10,400,382    $       --    $ 10,400,382
Collateralized mortgage backed
  securities                                               5,378,113            --       5,378,113
Corporate bonds & notes
  (environmental & facilities)                    --              --       133,493         133,493
Corporate bonds & notes
  (systems software)                              --              --     2,659,001       2,659,001
Corporate bonds & notes
  (other industries)                                     406,492,212            --     406,492,212
Convertible bonds & notes                         --      28,078,416            --      28,078,416
Municipal bonds                                           21,200,586            30      21,200,616
Municipal collaterized debt obligation            --       2,225,685            --       2,225,685
Sovereign debt obligation                         --       3,760,637            --       3,760,637
Floating rate loan interests (steel)              --              --     1,551,460       1,551,460
Floating rate loan interests
  (other industries)                              --      10,053,023            --      10,053,023
Common stock (building products)                  --              --       438,060         438,060
Common stock (systems software)                   --              --            --              --
Common stock (steel)                              --              --       183,243         183,243
Common stock (other industries)           11,555,816              --            --      11,555,816
Convertible preferred stock (other
  diversified financial services)                 --       2,706,788            --       2,706,788
Rights/Warrants                               87,516              --                        87,516
Escrow holdings                                                                 88              88
Temporary cash investments                        --      44,853,159            --      44,853,159
Money Market Mutual Funds                  3,534,018              --            --       3,534,018
--------------------------------------------------------------------------------------------------
  Total                                  $15,177,350    $535,149,001    $4,965,375    $555,291,726
==================================================================================================


The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     33

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):


--------------------------------------------------------------------------------------------------------------------
                                                         Change in                           Transfer
                                           Realized      unrealized          Net             in and       Balance
                           Balance as      gain          appreciation        purchases       out of       as of
                           of 3/31/10      (loss)        (depreciation)(1)   (sales)         Level 3*     9/30/10
--------------------------------------------------------------------------------------------------------------------
Corporate bonds & notes
  (environmental &
  facilities)              $       --          $--           $      --         $      --     $133,493     $  133,493
Corporate bonds & notes
  (systems software)        2,585,250           --             172,086           (98,335)          --      2,659,001
Municipal Bonds                    --           --                  30                --           --             30
Floating rate loan
  interests (steel)         1,546,097           --               5,363                --           --      1,551,460
Common stock
  (building products)         438,060           --                  --                --           --        438,060
Common stock (steel)          203,428           --             (20,185)               --           --        183,243
Escrow holdings                    --           --                  88                --           --             88
--------------------------------------------------------------------------------------------------------------------
Ending balance             $4,772,835          $--           $ 157,382         $ (98,335)    $133,493     $4,965,375
====================================================================================================================

(1) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

*    Transfers are calculated beginning of period.

The accompanying notes are an integral part of these financial statements.

34     Pioneer High Income Trust | Semiannual Report | 9/30/10

Statement of Assets and Liabilities | 9/30/10 (unaudited)


ASSETS:
  Investments in securities, at value (including securities loaned of
   $41,314,122 (cost $524,010,489)                                        $555,291,726
  Cash                                                                       2,113,369
  Foreign currencies, at value (cost $2,853,206)                             2,617,709
  Receivables --
   Investment securities sold                                                  515,699
   Dividends and interest                                                   12,065,909
  Prepaid expenses and other assets                                             39,410
--------------------------------------------------------------------------------------
     Total assets                                                         $572,643,822
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  3,439,168
   Upon return of securities loaned                                         41,247,177
  Due to affiliates                                                            269,166
  Accrued expenses                                                             135,492
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 45,091,003
--------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,040 shares,
   including dividends payable of $1,606                                  $151,001,606
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                         $395,903,902
  Undistributed net investment income                                       10,507,008
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (60,915,216)
  Net unrealized gain on investments                                        31,281,237
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   (225,718)
--------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                          $376,551,213
======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $376,551,213/27,870,038 common shares                          $      13.51
======================================================================================



The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     35

Statement of Operations (unaudited)

For the Six Months Ended 9/30/10



INVESTMENT INCOME:
   Interest                                                                $24,389,555
   Dividends (net of foreign taxes withheld $582)                              190,166
   Income from securities loaned, net                                           63,402
-------------------------------------------------------------------------------------------------------
     Total investment income                                                                $24,643,123
-------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                         $ 1,550,928
   Administrative fees                                                          70,419
   Transfer agent fees and expenses                                             21,608
   Shareowner communications expense                                             9,518
   Auction agent fees                                                          192,593
   Custodian fees                                                               24,749
   Registration fees                                                            12,444
   Professional fees                                                            63,136
   Printing expense                                                             22,702
   Trustees' fees                                                                8,054
   Pricing fee                                                                  20,746
   Miscellaneous                                                                32,866
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $2,029,763
     Less fees paid indirectly                                                                      (1)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                           $2,029,762
-------------------------------------------------------------------------------------------------------
       Net investment income                                                                $22,613,361
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
     Investments                                                           $ 1,607,233
     Forward foreign currency contracts and other assets and liabilities
       denominated in foreign currencies                                       428,329      $2,035,562
-------------------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) from:
     Investments                                                           $ 6,451,291
     Forward foreign currency contracts and other assets and liabilities
       denominated in foreign currencies                                      (406,948)     $6,044,343
-------------------------------------------------------------------------------------------------------
   Net gain on investments and foreign currency transactions                                $8,079,905
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS
FROM NET INVESTMENT INCOME:                                                                 $ (240,178)
-------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common shareowners
     resulting from operations                                                              $30,453,088
=======================================================================================================


The accompanying notes are an integral part of these financial statements.

36     Pioneer High Income Trust | Semiannual Report | 9/30/10

Statement of Changes in Net Assets

For the Six Months Ended 9/30/10 (unaudited) and the Year Ended 3/31/10, respectively


-----------------------------------------------------------------------------------------------------
                                                                   Six Months Ended
                                                                   9/30/10              Year Ended
                                                                   (unaudited)          3/31/10
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $  22,613,361      $ 45,468,921
Net realized gain (loss) on investments and foreign currency
  transactions                                                           2,035,562       (42,000,903)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                  6,044,343       212,161,816
Dividends and distributions to preferred shareowners from net
  investment income                                                       (240,178)         (396,102)
-----------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from operations                           $  30,453,088      $215,233,732
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS FROM:
Net investment income
  ($0.83 and $1.65 per share, respectively)                          $ (22,929,564)     $(45,526,952)
-----------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                       $ (22,929,564)     $(45,526,952)
-----------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                        $   1,940,982      $  3,323,010
-----------------------------------------------------------------------------------------------------
     Net increase in net assets applicable to common
       shareowners resulting from Trust share transactions           $   1,940,982      $  3,323,010
-----------------------------------------------------------------------------------------------------
     Net increase in net assets applicable to common
       shareowners                                                   $   9,464,506      $173,029,790
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                      367,086,707       194,056,917
-----------------------------------------------------------------------------------------------------
End of year                                                          $ 376,551,213      $367,086,707
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $  10,507,008      $ 11,063,389
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                  Pioneer High Income Trust | Semiannual Report | 9/30/10     37

Financial Highlights

------------------------------------------------------------------------------------------------------
                                                                         Six Months Ended    Year
                                                                         9/30/10             Ended
                                                                         (unaudited)         3/31/10
------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                                      $  13.23            $   7.07
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
 Net investment income                                                    $   0.81            $   1.65
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       0.31                6.17
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                      (0.01)             (0.01)
  Net realized gains                                                            --                  --
------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                     $   1.11            $   7.81
Dividends and distributions to common shareowners from:
 Net investment income                                                       (0.83)             (1.65)
 Net realized gains                                                             --                  --
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $   0.28            $   6.16
------------------------------------------------------------------------------------------------------
Net asset value, end of period (c)                                        $  13.51            $  13.23
------------------------------------------------------------------------------------------------------
Market value, end of period (c)                                           $  16.12            $  15.38
======================================================================================================
Total return at market value (d)                                             10.86%             119.69%
Ratios to average net assets of common shareowners
 Net expenses (e)                                                             1.11%(f)            1.23%
 Net investment income before preferred share dividends                      12.37%(f)           14.92%
 Preferred share dividends                                                    0.13%(f)            0.13%
 Net investment income available to common shareowners                       12.24%(f)           14.79%
Portfolio turnover                                                               5%(f)              15%



---------------------------------------------------------------------------------------------------------------------------
                                                                       Year          Year          Year        Year
                                                                       Ended         Ended         Ended       Ended
                                                                       3/31/09       3/31/08       3/31/07     3/31/06
---------------------------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                                   $   13.41     $   16.63     $ 16.13     $   16.34
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
 Net investment income                                                 $    1.82     $    1.90     $  1.88     $    1.88
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    (6.38)        (2.73)       0.64          0.00(b)
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                    (0.13)        (0.22)      (0.27)        (0.19)
  Net realized gains                                                          --         (0.07)      (0.01)        (0.02)
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                  $   (4.69)    $   (1.12)    $  2.24     $    1.67
Dividends and distributions to common shareowners from:
 Net investment income                                                     (1.65)        (1.65)      (1.65)        (1.65)
 Net realized gains                                                           --         (0.45)      (0.09)        (0.23)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   (6.34)    $   (3.22)    $  0.50     $   (0.21)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (c)                                     $    7.07     $   13.41     $ 16.63     $   16.13
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period (c)                                        $    8.03     $   13.15     $ 17.84     $   16.80
===========================================================================================================================
Total return at market value (d)                                          (27.74)%      (15.37)%     17.61%        24.84%
Ratios to average net assets of common shareowners
 Net expenses (e)                                                           1.25%         1.02%       1.01%         0.99%
 Net investment income before preferred share dividends                    17.03%        12.36%      11.57%        11.68%
 Preferred share dividends                                                  1.22%         1.45%       1.67%         1.19%
 Net investment income available to common shareowners                     15.81%        10.91%       9.90%        10.49%
Portfolio turnover                                                            19%           15%         27%           20%

The accompanying notes are an integral part of these financial statements.

38    Pioneer High Income Trust | Semiannual Report | 9/30/10

--------------------------------------------------------------------------------------------------------
                                                                           Six Months Ended   Year
                                                                           9/30/10            Ended
                                                                           (unaudited)        3/31/10
--------------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)             $ 376,551          $ 367,087
Preferred shares outstanding (in thousands)                                $ 151,000          $ 151,000
Asset coverage per preferred share, end of period                          $  87,343          $  85,777
Average market value per preferred share (g)                               $  25,000          $  25,000
Liquidation value, including dividends payable, per preferred share        $  25,000          $  25,001
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses (e)                                                               1.11%(f)           1.23%
 Net investment income before preferred share dividends                        12.37%(f)          14.92%
 Preferred share dividends                                                      0.13%(f)           0.13%
 Net investment income available to common shareowners                         12.24%(f)          14.79%
========================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                         Year          Year          Year          Year
                                                                         Ended         Ended         Ended         Ended
                                                                         3/31/09       3/31/08       3/31/07       3/31/06
-----------------------------------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)           $ 194,057     $ 365,199     $ 450,444     $ 434,429
Preferred shares outstanding (in thousands)                              $ 151,000     $ 151,000     $ 151,000     $ 151,000
Asset coverage per preferred share, end of period                        $  57,131     $  85,481     $  99,597     $  96,940
Average market value per preferred share (g)                             $  25,000     $  25,000     $  25,000     $  25,000
Liquidation value, including dividends payable, per preferred share      $  25,002     $  25,018     $  25,020     $  25,015
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses (e)                                                             1.25%         1.02%         1.01%         0.99%
 Net investment income before preferred share dividends                      17.03%        12.36%        11.57%        11.68%
 Preferred share dividends                                                    1.22%         1.45%         1.67%         1.19%
 Net investment income available to common shareowners                       15.81%        10.91%         9.90%        10.49%
=============================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Amount is less than $0.01 per common share.
(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(f)  Annualized.
(g)  Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares. The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

                   Pioneer High Income Trust | Semiannual Report | 9/30/10    39

Notes to Financial Statements | 9/30/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments will be concentrated in the high-yield securities, it will be subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.


40     Pioneer High Income Trust | Semiannual Report | 9/30/10

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of loan interests for which no reliable price quotes are available, such loan interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Trust may use the fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Thus, the valuation of the Trust's securities may differ from exchange prices. At September 30, 2010, ten securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 1.3% of net assets applicable to common shareowners. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.


                  Pioneer High Income Trust | Semiannual Report | 9/30/10     41

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).


D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess


42     Pioneer High Income Trust | Semiannual Report | 9/30/10
   of net investment income or net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid to common and preferred shareowners will be determined at the end of the fiscal year. Distributions paid during the year ended March 31, 2010 were as follows:


-------------------------------------------------
                                             2010
-------------------------------------------------
Distribution paid from:
Ordinary Income                       $45,923,054
-------------------------------------------------
   Total taxable distribution         $45,923,054
=================================================


  The following shows components of distributable earnings (losses) on a federal income tax basis at March 31, 2010.


---------------------------------------------------
                                               2010
---------------------------------------------------
Distributable earnings:
Undistributed ordinary income        $  13,299,905
Capital loss carryforward              (56,023,174)
Post-October loss deferred              (6,519,449)
Dividends payable                           (7,091)
Unrealized appreciation                 22,373,595
---------------------------------------------------
   Total                             $ (26,876,214)
===================================================


   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on straddles and wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, and other book/tax temporary differences.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or sub custodians of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


F. Securities Lending

   The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Trust typically receives cash collateral from the borrower equal to at least the


                  Pioneer High Income Trust | Semiannual Report | 9/30/10     43
   value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Trust's securities lending agent, manages the Trust's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Trust. The Trust also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Trust prior to the close of the next business day. The Trust has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Trust is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividend in common shares of the Trust on terms that differ from the terms of the Plan.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If,


44     Pioneer High Income Trust | Semiannual Report | 9/30/10
   on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit) manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended September 30, 2010, the net management fee of 0.60% of the Trust's average daily managed assets, was equivalent to 0.85% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At September 30, 2010 $269,166 was payable to PIM related to management costs, administrative costs and certain other services and is in included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010 PIM has retained State Street Bank and Trust Company (State Street) to provide certain administrative and accounting services to the Trust on its behalf. For administrative services, PIM pays State


                  Pioneer High Income Trust | Semiannual Report | 9/30/10     45

Street a monthly fee at an annual rate of 0.07% of the Trust's managed assets up to $500 million and 0.03% for managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton received compensation directly from the Trust for providing such services.


3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.


4. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended September 30, 2010, the Trust expenses were reduced by $1 under such arrangement.


5. Forward Foreign Currency Contracts

During the six months ended September 30, 2010, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average number of contracts open during the six months ended September 30, 2010 was 5,572,167.

As of September 30, 2010, the Trust had no outstanding forward currency settlement contracts.


6. Unfunded Loan Commitments

The Trust had the following bridge loan commitments outstanding as of September 30, 2010:


46     Pioneer High Income Trust | Semiannual Report | 9/30/10

-----------------------------------------------------------------------------------------------
                                                                                            Net
                                                                                     Unrealized
Loan                                             Shares           Cost           Value     Gain
-----------------------------------------------------------------------------------------------
Air Medical Group Holdings, Inc., Bridge
Loan (First Lien), 9/14/11                    1,750,000     $1,750,000      $1,750,000      $--
-----------------------------------------------------------------------------------------------
Burger King Holdings, Initial Bridge Loan,
9/2/11                                        1,000,000     $1,000,000      $1,000,000      $--
-----------------------------------------------------------------------------------------------
Polaris Minerals Corp., Bridge Facility
Loan, 9/28/18                                 2,800,000     $2,800,000      $2,800,000      $--
-----------------------------------------------------------------------------------------------
   Total                                                                                    $--
===============================================================================================

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended September 30, 2010 and the year ended March 31, 2010 were as follows:


------------------------------------------------------------------------
                                                    9/10            3/10
------------------------------------------------------------------------
Shares outstanding at beginning of period     27,737,499      27,463,925
Reinvestment of distributions                    132,539         273,574
------------------------------------------------------------------------
Shares outstanding at end of period           27,870,038      27,737,499
========================================================================


The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of September 30, 2010, there were 6,040 AMPS as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate reset every 28 days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners will not be able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for the 7-Day Series is 150% of the 7 day commercial paper rate. The maximum rate for the 28 day Series is 150% of the 30 day commercial paper rate. Dividend rates on AMPS ranged from 0.135% to 0.542% during the six months ended September 30, 2010.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.


                  Pioneer High Income Trust | Semiannual Report | 9/30/10     47

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preference are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.


8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2010 was as follows:


-------------------------------------------------------------------------------------------------
                                                                            Change in
                       Location of Gain or        Realized Gain or          Unrealized Gain or
                      (Loss) On Derivatives       (Loss) on Derivatives     (Loss) on Derivatives
 Derivatives          Recognized in Income        Recognized in Income      Recognized in Income
-------------------------------------------------------------------------------------------------
 Foreign Exchange     Net realized gain on        $499,921
 Contracts            forward foreign currency
                      contracts and other
                      assets and liabilities
                      denominated in foreign
                      currencies
-------------------------------------------------------------------------------------------------
 Foreign Exchange     Change in net                                         $51,524
 Contracts            unrealized gain (loss)
                      on forward foreign
                      currency contracts and
                      other assets and
                      liabilities denominated
                      in foreign currencies
-------------------------------------------------------------------------------------------------

9. Subsequent Events

Subsequent to September 30, 2010 the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable October 29, 2010, to common shareowners of record on October 15, 2010.


48     Pioneer High Income Trust | Semiannual Report | 9/30/10

Subsequent to September 30, 2010, dividends declared and paid on preferred shares totaled $58,204 in aggregate for the two outstanding preferred share series through November 24, 2010.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that other than disclosed above, there were no subsequent events requiring recognition or disclosure in the financial statements.


                  Pioneer High Income Trust | Semiannual Report | 9/30/10     49

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust that have not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 22, 2010, shareowners of Pioneer High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:


Proposal 1 -- To elect Class II Trustees.


----------------------------------------------------
 Nominee                        For         Withheld
----------------------------------------------------
 David R. Bock           12,572,667         505,982
 Stephen K. West         12,572,667         624,965
 John F. Cogan, Jr.+     1,744                  174

------------------
+ Elected by Preferred Shares only

50     Pioneer High Income Trust | Semiannual Report | 9/30/10

Trustees, Officers and Service Providers


Trustees                                                Officers
John F. Cogan, Jr., Chairman                            John F. Cogan, Jr., President
David R. Bock                                           Daniel K. Kingsbury, Executive
Mary K. Bush                                              Vice President
Benjamin M. Friedman                                    Mark E. Bradley, Treasurer
Margaret B.W. Graham                                    Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas


Sub-Administrator
State Street Bank and Trust Company


Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                  Pioneer High Income Trust | Semiannual Report | 9/30/10     51

                            This page for your notes.

52     Pioneer High Income Trust | Semiannual Report | 9/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935


Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com


For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

		    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Andrew Feltus         Other Registered     6                 $5,904,343,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         4                 $1,599,932,000      N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $335,242,000        N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.



Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

     o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

     o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


Share Ownership by Portfolio Manager. The following table indicates as of March 31, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

--------------------------------------- -----------------------------------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------
Andrew Feltus                           C
--------------------------------------- -----------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date November 29, 2010

* Print the name and title of each signing officer under his or her signature.